UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

QTS REALTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

QTS + Blackstone: Accelerating Growth and Innovation

Company to be acquired by Blackstone Infrastructure Partners, Blackstone Real Estate Income Trust, Inc. and other long-term perpetual capital vehicles managed by Blackstone

Transaction Highlights

All-cash transaction values QTS at **~$10B**[1]	QTS common stockholders to receive **$78.00 per share**	**~24% premium** to the VWAP[2] over the last 90 days	**21% premium** to QTS' closing share price on June 4, 2021

Blackstone's Perpetual Capital Investing in QTS' Future

200+ Blackstone Portfolio Companies

~$649B[4] Blackstone AUM[3]

Blackstone's Long-Term Value Proposition for QTS

- Invests thematically in high-quality assets, focusing where it sees outsized growth potential driven by global economic and demographic trends
- Takes a long-term approach and works collaboratively with its portfolio companies to drive sustainable growth
- Deep expertise and a long, successful track record of building world class businesses, as well as premier real estate and technology portfolios
- Values QTS' culture of service to others, the Company's business relationships and commitment to expanding one of the most strategic portfolios of data center real estate in the industry

The Right Next Step for QTS

Blackstone can invest in QTS' platform, build on its strong foundation and help take QTS to the next level of growth

For our company

The expertise, resources and consistent access to capital to support QTS' growth and help expand the reach of its data center solutions

For our employees

New and exciting career development opportunities expected as QTS drives growth with Blackstone's support

For our customers

Ability to increase investments to support customers' data center infrastructure needs and extend QTS' track record of world class customer service

For our stockholders

All-cash transaction offers immediate and certain value and delivers significant premium

What Happens Next?

APPROVAL

Transaction is subject to approval by QTS' stockholders and the satisfaction of other customary closing conditions

CLOSE

Expect the transaction to close in the second half of 2021

POST-CLOSE

Expect QTS to be led by its current senior management team and maintain its HQ in Overland Park, KS

Until close, QTS remains an independent company and will continue to operate as usual. QTS employees, customers and partners should see no change in the way QTS operates

1 Includes estimated transaction costs and anticipated capital expenditures through transaction closing date
2 Volume weighted average price
3 Assets under management
4 AUM statistics as of Blackstone's Q1 2021 earnings

Additional Information and Where to Find It In connection with the proposed transaction, QTS intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, QTS intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF QTS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT QTS FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by QTS with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at QTS’ website at www.qtsdatacenters.com or by writing to QTS Realty Trust, Inc., Attn: Investor Relations, 12851 Foster Street, Overland Park, KS 66213. QTS and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from QTS’ stockholders with respect to the proposed transaction. Information about QTS’ directors and executive officers and their ownership of QTS securities is set forth in QTS’ proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on March 18, 2021. To the extent holdings of QTS’ securities by directors and executive officers have changed since the amounts disclosed in QTS’ proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www. sec.gov or by accessing QTS’ website at www.qtsdatacenters.com. Additional information regarding the identity of participants in the solicitation of proxies, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Cautionary Statement Regarding Forward Looking Statements Some of the statements contained in this communication constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forwardlooking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events, or trends, expected benefits of the transaction or statements about future performance and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this communication reflect QTS’ and Blackstone’s (including BREIT) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the ability of QTS to obtain stockholder or regulatory approvals required to consummate the proposed transaction; the satisfaction or waiver of other conditions to closing in the definitive agreement for the proposed transaction; unanticipated difficulties or expenditures relating to the proposed transaction; the response of customers and business partners to the announcement of the proposed transaction; potential difficulties in employee retention as a result of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the outcome of legal proceedings that may be instituted against QTS, its directors and others related to the proposed transaction; adverse economic or real estate developments in QTS’ markets or the technology industry; global, national and local economic conditions; risks related to QTS’ international operations; risks related to the COVID-19 pandemic, including adverse impacts on the economy and our and our customers’ business; significant increases in construction and development costs; the increasingly competitive environment in which QTS operates; defaults on, or termination or nonrenewal of, leases by customers; decreased rental rates or increased vacancy rates; increased interest rates and operating costs, including increased energy costs; dependence on third parties to provide Internet, telecommunications and network connectivity to QTS’ data centers; QTS’ failure to qualify and maintain its qualification as a REIT; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in real estate and zoning laws, revaluations for tax purposes and increases in real property tax rates; limitations inherent in QTS’ current and any future joint venture investments, such as lack of sole decisionmaking authority and reliance on QTS’ partners’ financial condition; and difficulties integrating the QTS business into Blackstonemanaged vehicles or other challenges to achieve the expected benefits of the transaction. While forward-looking statements reflect QTS’ and Blackstone’s (including BREIT) good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. QTS and Blackstone (including BREIT) disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause QTS’ future results or events to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in QTS’ Annual Report on Form 10-K for the year ended December 31, 2020 and in the other periodic reports QTS files with the SEC. For a further discussion of these and other factors that could cause BREIT’s future results or events to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in BREIT’s prospectus, its Annual Report on Form 10-K for the year ended December 31, 2020, and in the other periodic reports BREIT files with the SEC.